[***] CONFIDENTIAL TREATMENT REQUESTED
                          REDACTED FOR CONFIDENTIALITY


                              AMENDMENT NUMBER ONE
                              TO AGREEMENT BETWEEN
                        NEUROCRINE BIOSCIENCES, INC. AND
                           JANSSEN PHARMACEUTICA, N.V.


AMENDMENT  NUMBER  ONE  dated  September  24,  1999  (this  "Amendment")  to the
Agreement effective as of January 1, 1995 (the "Original Agreement") by and between Neurocrine Biosciences, Inc., a Delaware corporation with principle offices located at 10555 Science Center Drive, San Diego, California 92121 ("Neurocrine") and Janssen Pharmaceutica, N.V., a corporation organized under the laws of Belgium with principle offices located at Turnhoutseweg 30, 2340 Beerse, Belgium ("Janssen").

WHEREAS, pursuant to the Original Agreement, Janssen and Neurocrine have conducted a collaborative research program in the field of corticotropin-releasing factor (CRF) Receptor Antagonists (as defined below) and have developed certain technology in this field.

WHEREAS, the Research (as defined below) conducted by Neurocrine and Janssen pursuant to the Original Agreement has led to filing of patents and the identification of certain CRF Receptor Antagonist pre-clinical and clinical development candidate compounds.

WHEREAS, Research Term (as defined in the Original Agreement) expired on January 1, 1998 and Janssen and Neurocrine now wish to conduct an additional program of collaborative research (the "Back-up Program") designed to identify new CRF Receptor Antagonist which will be subject to the terms of the Original Agreement as amended hereby.

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

Defined Terms. Capitalized terms used herein that are not defined herein shall have the meanings assigned to such terms in the Original Agreement.

1.1 "Amendment Effective Date" shall mean April 15, 1999.

1.2 "Back-up PCC" shall mean any composition of matter that (or, in the case of prodrugs, an active ----------- metabolite of which):

(a)  demonstrates        CRF        Receptor         Antagonist         activity
     ****************************** ****************; and

(b)  demonstrates   CRF   Receptor   Antagonist   activity   at  a   dosage   of
     ***************************************************************************
     **************************************************************************,
     provided that at the request of Neurocrine, such activity is confirmed in the ******** by repeating the experiment; and

(c)  is within the scope of the Back-up Program Patents; and

(d) is discovered, identified, synthesized, developed or acquired by or on behalf of Neurocrine or Janssen within the scope and during the Back-up Program Term and is recognized by either Party to meet the conditions of
     (a) and (b) hereof, prior to the first anniversary of the end of the Back-up Program Term.

1. 3 "Back-up Program" shall mean all work performed by the Parties or on their behalf directed towards or in connection with the discovery, identification and synthesis of Back-up PCCs during the Back-up Program Term, but shall not include work performed by Janssen on the PCCs of the Original Agreement without the direct cooperation or assistance of Neurocrine.

1. 4     "Back-up  Program  Patents"  shall  mean  the  Patents ****************
************   which  consist  of **********************************************
*****************   ******************  and  the  Neurocrine  Back-up Patents.

1.5 "Back-up Program Term" shall mean the term beginning on April 15, 1999 and ending February 15, 2001 or such earlier date as Janssen shall terminate the Back-up Program in accordance with section 2a.13.

1.6 "Neurocrine Back-up Patents" shall mean *************************** filed by Neurocrine, excluding any genus thereof outlicensed to a Third Party with the knowledge of Janssen.

1.7 "Preliminary Back-up Candidate" shall mean a PCC, including Back-up PCC, that meets the following criteria:

(i)      demonstrates ************************* in Exhibit B; and
(ii)     demonstrates the ******************** in Exhibit B; and
(iii)    demonstrates no **************** as set forth in Exhibit B; and
(iv) falls within the scope of the claims of a Program Patent, including Back-up Program Patent, or is licensed to Janssen and Neurocrine by DuPont Pharmaceuticals Company under the executed Settlement Proposal, and on the basis of review of published applications appears to be free of published Patent claims of Third Parties.

1.8  "Settlement  Proposal"  shall mean the  settlement  proposal among Janssen,
Neurocrine    and   a   Third   Party    (DuPont    Pharmaceuticals    Company),
****************************.

                                    ARTICLE 2
                        AMENDMENT OF CERTAIN DEFINITIONS.

2.1 The definition of Collaboration Tangible Research Product is hereby revised to read as set forth below: ---------------------------------------

         "Collaboration Tangible Research Product" means any composition of matter or other tangible asset, including but not limited to compounds, natural products or fermentation broths and/or extracts or factions thereof, immunoglobulin molecules, including active fragments thereof and monoclonal antibodies, cells and cell lines, DNA and RNA molecules, plasmids, proteins, peptides, receptors, receptor fragments, research tools, materials for use in screening methods and techniques made or synthesized by either Party in the course of the Research or Back-up Program, or acquired by Neurocrine in the course of the Research or Back-up Program with funds provided by Janssen under 2.5(c) or 2a.7(iii) as mutually agreed.

2.2 The definition of Non-Collaboration Tangible Research Product is hereby revised to read as set forth below:

         "Non-Collaboration Tangible Research Product" means any composition of matter or other tangible asset, including but not limited to compounds, natural products or fermentation broths and/or extracts or factions thereof, immunoglobulin molecules, including active fragments thereof and monoclonal antibodies, cells and cell lines, DNA and RNA molecules, plasmids, proteins, peptides, receptors, receptor fragments, research tools, materials for use in screening methods and techniques made or synthesized by either Party outside of the Research or Back-up Program before, during or after the Research Term and Back-up Program Term and actually utilized by such Party in conducting the Research or Back-up Program, respectively.

2.3 The definition of Primary Collaboration Compounds or PCC is hereby amended so that subparagraphs (c)(i) and (c)(ii) shall read as set forth below:

(i) is (A) discovered, identified, synthesized or acquired by or on behalf of Neurocrine or Janssen prior to the end of the Research Term and is recognized by either Party to meet the conditions of
                           (a) and (b) hereof, prior to the first anniversary of the end of the Research Term or (B) is a Back-up PCC; or
(ii) is (A) first discovered, identified, synthesized or acquired by or on behalf of Janssen during the period beginning with the end of the Research Term and ending on the Amendment Effective Date and recognized by Janssen to meet the condition of (b) hereof prior to the third anniversary of the end of the Research Term, or (B) first discovered, identified, synthesized or developed by Janssen or by a Third Party directly or indirectly on behalf of Janssen during the period beginning on the Amendment Effective Date and ending on the third anniversary of the end of the Research Term and recognized by Janssen to meet the condition of (b) hereof during such period if the discovery, identification, synthesis or development (whether by Janssen or a Third Party) would, but for any licenses granted hereunder or pursuant to the Settlement Proposal, infringe any Neurocrine Patent; or

2.4 The definition of Program Patents is hereby amended to read as set forth below:

         "Program Patents" shall mean on a genus by genus basis, the genuses in any Patent (or pending application for a Patent) the subject of which is an invention that (i) was conceived (in a writing provided to the other Party) or reduced to practice by Janssen or Neurocrine in the course of the Research or within the scope and during the term of the Back-up Program and (ii) that comprises a PCC or SCC or a formulation, method of use or method of manufacture thereof.


                                    ARTICLE 3
                                OTHER AMENDMENTS

3.1 Amendment of Paragraph 9.1. Paragraph 9.1 of the Original Agreement is hereby amended so that the second sentence shall read as set forth below:

         Title to all other Patents claiming inventions made solely by an employee of a Party in the course of performing Research or the Back-up Program shall be owned by such Party.

3.2 Amendment of Paragraph 9.2. Paragraph 9.2 of the Original Agreement is hereby amended so that the first sentence shall read as set forth below:

         Each Party shall provide to the other any invention disclosure submitted in the normal course and disclosing an invention arising in the course of the Research or Back-up Program.

3.3 Amendment of Paragraph 10.3. Paragraph 10.3 of the Original Agreement is hereby amended to read as set forth below:

         10.3 Exclusivity/ Non-Competition. During the Research Term and thereafter until the Amendment Effective Date, Neurocrine shall not conduct, have conducted or fund any research, development, regulatory, manufacturing or commercialization activity directed to the discovery, development or commercialization of CRF Antagonists for use in anxiety, depression or drug abuse except as permitted pursuant to this Agreement.

3.4 Amendment of Paragraph 11.6. The first sentence of Paragraph 11.6 of the Original Agreement is hereby revised to read as set forth below:

                  11.6 Termination for Convenience. Janssen may terminate this Agreement for any reason without cause at any time with further obligations of payment on the part of Janssen being limited to amounts expected by Neurocrine under Paragraph 2.5 (including without limitation 2.5(b)), Paragraph 6.1 above and paragraph 2a.7, which Neurocrine would have received if the Agreement had not been terminated under this Paragraph 11.6.

3.5 Amendment of Paragraph 15.8. Paragraph 15.8 of the Original Agreement is hereby amended to read as set forth below.
                          ----------------------------


         15.8 Notices. All notices hereunder shall be in writing and shall be deemed given if delivered personally or by facsimile transmission (receipt verified), telexed, mailed by registered or certified mail (return receipt requested), postage prepaid, or sent by express courier service, to the Parties at the following address (or at such other address for a party as shall be specified by like notice; provided, that notices of a change of address shall be effective only upon receipt thereof.

         If to Neurocrine,

           addressed to: Neurocrine Biosciences, Inc.
                         10555 Science Center Drive
                         San Diego, CA 92121
                         Attention: President & CEO
                         Telephone:  858-658-7600
                         Telecopy: 858-658-7605

       If to Janssen,

         addressed to:   Janssen Pharmaceutica,N.V.
                         Turnhoutseweg 30
                         2340 Beerse, Belgium
                         Attention: President, JRF
                         Telephone: (32 + 14) 60-21-11
                         Telecopy: (32 + 14) 60-28-41


         With a copy to:            Office of General Counsel
                                    Johnson & Johnson
                                    One Johnson & Johnson Plaza
                                    New Brunswick, NJ 08933

         Each of the Parties consent to the personal jurisdiction of the U.S. Federal Courts and agree to accept any legal process served upon such Party at the addresses specified above for such Party.


                                                     ARTICLE 4
                                           ADDITION OF NEW ARTICLE II A

The Original Agreement is hereby amended by the addition of the following new article covering the terms and conditions under which the parties have agreed to conduct the Back-up Program.

                                       13
                     [***] CONFIDENTIAL TREATMENT REQUESTED

                                  ARTICLE II A
                                 BACK-UP PROGRAM

         2a.1 Back-up Program. Janssen and Neurocrine agree to conduct a collaborative Back-up Program under the terms and conditions set forth in this Article II A.

                  (i) Scope. The scope of the Back-up Program will be limited to identification, characterization and pre-clinical development of CRF Antagonist compounds within the scope of the Back-up Program Patents. The Parties acknowledge that a number of CRF Antagonist Compounds identified in the scope of the Research have been designated PCCs. It is anticipated that the Back-up Program will focus on the discovery of new PCCs but to the extent the JRC elects to conduct further characterization and development of PCCs identified in the course of the Research as part of the Back-up Program, the characterization and development of such PCCs shall be subject to the terms of this
                  Article II A.

                  (ii)    Goal. It is the goal of the Back-up Program to********
                  *************************************************************
                  **************************************************************
                  ********************************.
                  The Parties will in good faith use commercially reasonable efforts to meet the goals of the Back-up Program. For clarification, there is no obligation on the part of Janssen to file an IND or any equivalent thereof on any PCC, including Back-up PCC, imposed by the operation of this Amendment except as provided in 2a.8(ii).

         2a.2     The JRC.

                  (i) Formation. Janssen and Neurocrine will establish a Joint Research and Development Committee ("JRC") to oversee, review and co-ordinate the Back-up Program and the implementation thereof. The JRC will consist of at least three (3) members from each of Janssen and Neurocrine (with Janssen and Neurocrine having equal representation).

                  (ii) Decisions. Each Party shall have one consolidated vote on any issue and decisions of the JRC shall be by unanimous vote. If the JRC fails to resolve any matter before it for consideration, the matter shall be resolved pursuant to the dispute resolution provisions of Paragraph 13.1.

                  (iii) FTE use. The JRC will use reasonable efforts to allocate work under the Plan to supply Neurocrine with Neurocrine's expected utilization rate of approximately ******/calendar quarter. The JRC may provide that FTE utilization be moved from one quarter to another where such is in the best interest of the Plan and convenient to Neurocrine.

                  (iv) Subcommittees. From time to time the JRC may establish subcommittees to oversee particular projects or activities (such as separate committees to manage the research phase and pre-clinical phase of the Back-up Program) and such committees will be constituted as the JRC agrees.

                  (v) Meetings. The JRC will meet regularly according to a mutually agreed schedule.

         2a.3     Research Plan.

(i) Agreement on Research Plan. Promptly after the Amendment Effective Date, the Parties shall meet and mutually agree on a plan for the conduct of the Back-up Program (the "Plan"). The Plan will outline the Back-up Program objectives and timeline and describe the activities to be conducted by each Party. The JRC shall review the Plan on an ongoing basis and approve changes thereto as the JRC deems appropriate. The Plan shall be consistent with this paragraph 2a.3 and consistent with each Party's available resources. An initial Plan is outlined in Exhibit B.

(ii) Efforts. The Plan will include general responsibilities of Neurocrine and Janssen FTEs devoted to the Back-up Program. Neurocrine will commit to devote approximately *************** FTEs in total to the conduct of the Back-up Program. Janssen will play an active role in both the research phase and pre-clinical phase of the Back-up Program and commit resources accordingly.

(iii) Responsibilities.

(A) Neurocrine. The Parties have agreed that Neurocrine will be responsible for the initial identification, synthesis and pharmacological and toxicological profiling of PCCs, including Back-up PCCs, during the Back-up Program. This will include medicinal chemistry, synthesis scale up, in vitro CRF receptor studies, in vivo pharmacological studies related to depression, anxiety and substance abuse, pharmacokinetics, non-GLP toxicology and teratogenicity screening.

(B) Janssen. The Parties have agreed that Janssen will be responsible for testing of PCCs, including Back-up PCCs, which are suitably scaled up in the
                             ***************************************************
                             and for GLP toxicology. Subject to the obligations imposed by sub-Paragraph 2a.1(ii) and regardless of 2a.2(ii), Janssen shall have final say of which compounds are scaled up for further testing at any point where scale up from the initial synthesis is necessary. Any decision on which Janssen has final say will be consistent with the objective of the Plan and with timelines contained therein.

         2a.4 Identification of Preliminary Back-up Candidate. The determination of whether a Preliminary Back-up Candidate has been identified will be based upon the good faith results of the above mentioned animal models. In the case of the *****************

         ****************************************, the model may be run a second time and the average result will be determinative. In the case of the ******************** **************, the first results will be determinative.

         2a.5 Collaboration Tangible Research Products. During the Back-up Program Term each Party shall use reasonable efforts to make available to the other, Collaboration Tangible Materials to the extent such transfer shall be reasonably necessary for a party to conduct their responsibilities under the Plan.

         2a.6 Reports. Janssen and Neurocrine will use reasonable efforts to make available and disclose to one another Information known by Janssen or Neurocrine on the Amendment Effective Date that directly relates to the scope of the Back-up Program. During the Back-up Program Term Janssen and Neurocrine will use reasonable efforts to disclose to one another Information regarding compounds synthesized or discovered, initial leads, activities of leads, derivatives, and results of in vitro and in vivo studies arising in the course of the conduct of the Back-up Program. Notwithstanding the foregoing, the Parties agree that Information disclosed during the course of the Back-up Program will be limited to Information within the scope of the Back-up Program the disclosure of which is reasonably necessary for the Parties to conduct the Back-up Program in accordance with the Plan. Consistent with the above, each Party will provide the other with raw data for work conducted in the course of the Back-up Program to the extent reasonably requested by the other Party.

         2a.7     Funding.

(i) Prior Efforts. In consideration of research conducted and data and information generated prior to the Effective Date, Janssen
                  will              pay              to               Neurocrine
                  ****************************************  within  thirty  (30)
                  days of the Amendment Effective Date.

                  (ii) FTEs. Janssen will reimburse Neurocrine for costs associated with the conduct of the Back-up Program by Neurocrine personnel by providing funding equal
                  **************************************************         per
                  calendar  quarter  for the Back-up  Program  Term or until the
                  total                   sum                    ***************
                  ****************************************************  is paid.
                  Such funding shall be provided in advance in quarterly installments. The payments for the first and last quarters shall be prorated to reflect the April 15, 1999 effective date for the Back-up Program Term with the first such payment being due and payable within thirty (30) days after the Amendment Effective Date and the first payment shall include past due amounts for calendar 1999 as well as the advance payment for the fourth quarter of 1999.

                  (iii) Outside Costs. Janssen will be responsible for all outside and third party costs associated with Back-up Program activities approved by the JRC in the Plan including the costs associated with third party contractors retained to perform tasks approved by the JRC. In addition, Janssen may elect to have third party contractors reasonably acceptable to Neurocrine perform some of Janssen's obligations under the Plan to the extent Janssen is unable to perform the task internally within the approved timeline or when Janssen otherwise deems it appropriate consistent with the goals of the Back-up Program. Similarly, Neurocrine may elect to use third party contractors for certain toxicology, manufacturing and other tasks approved by the JRC. Janssen will be responsible for all such third party costs. Regardless of 2a.2(ii), Janssen shall have final say as to all outside and third Party Costs associated with Back-up Program activities, including the costs associated with Third Party contractors retained to perform tasks approved by the JRC. Any decision on which Janssen has final say will be consistent with the objectives of the Plan and with timelines contained therein.

                  (iv) Records. Neurocrine will maintain complete and accurate records relevant to the expenditure of Back-up Program funding hereunder. Such records shall be open during reasonable business hours for a period of three (3) years from the date of creation of such records for the sole purpose of allowing Janssen to verify payments hereunder.

         2a.8     Milestones

                  (i) Payments. Within thirty (30) days following the first occurrence of the events set forth below, Janssen shall make the following one-time milestone payments to Neurocrine:

                  Event Payment
                  Identification of Preliminary Back-up Candidate, which Preliminary Back-up Candidate ******
                  *******************************************
                  ***********************************

                  Filing and acceptance for review of an IND or equivalent in a country of the European Union of a PCC, including Back-up PCC, discovered, identified or synthesized or developed in the Back-up Program *************

                  In the event the event that the  milestone on  acceptance  for review of an IND is paid, then the milestone for identification of a Preliminary Back-up Candidate will be paid where it was previously unpaid. The milestones of this Paragraph will be paid in total only once. Milestone payments based on further post IND development of a PCC developed in the scope of the Back-up Program will be subject to any unpaid milestones under Paragraph 6.3.

                  (ii) Diligence. In the event that Janssen has not incurred the
                  obligation       to      pay      the       milestone      for
                  *********************************************,  then  upon the
                  later       of      six       (6)       months       following
                  ********************************** or
nine              (9)  months   following   ************************************
                  **************************************************************
                  **************************************************************
                  agrees to either (A) pay such milestone ***************** ******************************, or (B) on a compound by
                  compound    basis    *****************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  ***********************************************.
                  The return of rights under this sub-Paragraph will include rights to all data and information and be free of any royalty obligation to Janssen.

                  (iii)   In   the    event    that    the    milestone    for
                  **************************************************************
                  **************************************** and the Milestone For
                  **************************************************************
                  *************************************************************
                  *************************************************************,
                  then Janssen agrees to pay such milestone for identification of a Back-up Preliminary Candidate at the time the milestone is paid pursuant to 2a.8(i) or 2a.8(ii).

         2a.9 Royalties. Janssen will pay to Neurocrine Royalties on Net Sales of PCCs developed in the scope of the Back-up Program as set forth in
         Article VI.

         2a.10    Clinical Development and Commercialization.

(i) Clinical Development. Clinical development of PCCs developed in the course of the Back-up Program will be conducted in accordance with Article III.

(ii) Commercialization. Commercialization of PCCs developed in the course of the Back-up Program will be conducted in accordance with Article IV.

(iii)               Manufacture.   Janssen   shall   be   responsible   for  the
                    manufacture of PCCs developed in the scope of the Back-up Program consistent with Article VII.

(iv) Indemnification. For the purposes of Article XII, the conduct of the Back-up Program shall be considered a Research and Development activity.

         2a.11    Licenses and Patents.

(i) Back-up Program. Janssen hereby grants to Neurocrine a non-exclusive license under the Janssen Patents and Program Patents as shall be reasonably necessary or useful for Neurocrine to conduct the Back-up Program. Neurocrine hereby grants to Janssen a non-exclusive license under the
                    Neurocrine Patents (including Neurocrine Back-up Patents) and Program Patents as shall be reasonably necessary or useful for Janssen to conduct the Back-up Program.
(ii)

                  Janssen.  Janssen will receive  rights and assume  obligations consistent with Article IX for any back-up Program Patents that are determined during the Back-up Program Term to actually contain a PCC to the extent Janssen did not previously have such rights and obligations. Upon the determination that all or a portion of a Neurocrine Back-up Patent is a Program Patent, Janssen will reimburse Neurocrine for past fees and expenses incurred with respect to all or part of such Patent, as the case may be, prior to such determination. Thereafter, Janssen will assume responsibility for such Program Patent consistent with
                    Article IX.

         2a.12 Exclusivity/ Non-Competition. Janssen acknowledges that Neurocrine has informed Janssen that during the period between the end of the Research Term and the Amendment Effective Date, Neurocrine has conducted an internal research program directed to the discovery and characterization of CRF Antagonist compounds which do not fall within the scope of the Program Patents ("Neurocrine Compounds") with the intention of developing these compounds for stroke and other indications that would not be categorized as anxiety, depression and/or drug abuse within the time periods dictated by Paragraph 10.3 and, following the expiration of the limitations imposed by Paragraph 10.3, expanding the development of these compounds to anxiety, depression and drug abuse should the compounds demonstrate activity in such indications. Neurocrine has also informed Janssen that Neurocrine's willingness to conduct the Back-up Program is conditioned on Janssen's recognition of Neurocrine's continued right to conduct independent research and development of CRF Antagonist compounds. It is understood that **************************************************************
         **************************     entitles     the    Parties    to    use
         ********************  *******************  for any  purpose  subject to obligations of confidentiality in Article VIII. This would include the use of ****************************** in the development of the
         ********************.

         2a.13    Termination.

(i) Convenience. In the event Janssen shall elect to terminate this Agreement under Paragraph 11.6, Janssen shall pay to Neurocrine all amounts that would have been payable under Paragraphs 2a.7(ii) (up to ********************) and reimburse Neurocrine for all noncancelable obligations incurred by Neurocrine for JRC approved activities.

(ii) Breach. Notwithstanding the provisions of paragraph 11.2, in the event either Party shall default in --------------- the performance of any material obligation set forth in this Article II A, the sole remedy of the other Party shall be termination of the Back-up Program. In the event the Back-up Program shall be terminated by reason of a default by Janssen, Janssen shall pay to Neurocrine all amounts that would have been payable under paragraph 2a.7(ii) and
(iii), grant to Neurocrine an exclusive license under the Program Patents to make, use and sell Back-up PCCs which are Preliminary Back-up Candidates and reimburse Neurocrine for all noncancelable obligations incurred by Neurocrine for JRC approved activities. In the event the (iii)

                  Back-up Program shall be terminated by reason of a default by Neurocrine, Neurocrine will return to Janssen the initial payment and any milestone payments made by Janssen hereunder and any Neurocrine Back-up Patent and Back-up Program Patent that contains a Preliminary Back-up Candidate will be considered a Program Patent which contains in each chemical genus thereof at least one member which is a PCC meeting the requirements of Paragraph 1.38 (c)(i).

                  (iii) Early Termination. Janssen shall have the right to terminate the Back-up Program as **************** upon delivering notice of its intention to do so by *************. Upon such termination, Janssen will reimburse Neurocrine for noncancelable obligations incurred by Neurocrine for JRC approved activities and thereafter shall have no further obligation to fund the conduct of the Back-up Program by
                  Neurocrine. Janssen will retain all rights, patent or otherwise, to PCCs which are such by the terms of the Original Agreement except that any development of such a PCC by Janssen which was discovered, identified, synthesized or developed in the Back-up Program will be subject to the milestone payments herein. Upon such termination, Neurocrine will retain all its rights, patent or otherwise, to any compound which, except for the terms of this Amendment would not be a PCC. The definition of Program Patent would return to that of the Original Agreement. Neurocrine's retained rights under this sub-Paragraph will be free of any royalty obligation to Janssen and include all rights to data.


                                    ARTICLE V
                                  MISCELLANEOUS

5.1 Assignment. Either Party may assign this Amendment or its ownership interest in jointly owned Program Patents: (i) to a party that succeeds to substantially all of the business or assets of such Party by reason of a merger or similar reorganization or the sale of substantially all of its business or assets, or
(ii) otherwise with the prior written consent of the other Party. This Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns of the Parties. Any assignment not in accordance with this Amendment shall be void.

5.2 Force Majeure. Neither Party shall lose any rights hereunder or be liable to the other Party for damages or losses on account of failure of performance by the defaulting Party if the failure is occasioned by government action, war, fire, explosion, flood, strike, lockout, embargo, act of God, or any other similar cause beyond the control of the defaulting Party, provided that the Party claiming force majeure has exerted all reasonable efforts to avoid or remedy such force majeure; provided, however, that in no event shall a Party be required to settle any labor dispute or disturbance.

5.3. Further Actions. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Amendment

5.4 Waiver. Except as specifically provided for herein, the waiver from time to time by either of the Parties of any of their rights or their failure to exercise any remedy shall not operate or be construed as a continuing waiver of same or of any other of such Party's rights or remedies provided in this Amendment.

5.5 Severability. If any term, covenant or condition of this Amendment or the application thereof to any Party or circumstance shall, to any extent, be held to be invalid or unenforceable, then (i) the remainder of this Amendment, or the application of such term, covenant or condition to Parties or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Amendment shall be valid and be enforced to the fullest extent permitted by law; and (ii) the Parties hereto covenant and agree to renegotiate any such term, covenant or applicable thereof in good faith in order to provide a reasonably acceptable alternative to the term, covenant or condition of this Amendment or the application thereof that is invalid or unenforceable, it being the intent of the Parties that the basic purposes of this Agreement are to be effectuated.

5.6 Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

5.7 Entire Agreement. The Original Agreement as amended hereby, the accompanying Stock Purchase Agreement ***************************************************
****** set forth all the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties hereto and supersede and terminate all prior agreements and understanding between the Parties. There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the Parties other than as set forth herein and therein. No subsequent alteration, amendment, change or addition to this Amendment shall be binding upon the Parties hereto unless reduced to writing and signed by the respective authorized officers of the Parties.

  5.8 Relationship of Parties. Nothing herein shall be construed to create any relationship of employer and employee, agent and principal, partnership or joint venture between the Parties. Each Party is an independent contractor. Neither Party shall assume, either directly or indirectly, any liability of or for the other Party. Neither Party shall have the authority to bind or obligate the other Party and neither Party shall represent that it has such authority.

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

NEUROCRINE BIOSCIENCES, INC.


/s/Gary Lyons
By: Gary Lyons
President & CEO



JANSSEN PHARMACEUTICA, N.V.

/s/Dr. Alan Dunton
By: Dr. Alan Dunton
President

                     [***] CONFIDENTIAL TREATMENT REQUESTED
                                    EXHIBIT A

                               *******************

                                    EXHIBIT B


                               *******************